                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 23, 1996

                                    KTI, INC.
               (Exact name of Registrant as specified in Charter)


      New Jersey                    33-85234                   22-2665282
(State or other juris-             (Commission               (IRS Employer
diction of incorporation)          File Number)              Identification
                                                             Number)


7000 Boulevard East, Guttenberg, New Jersey                    07093
(Address of principal executive office)                      (Zip Code)


Registrant's telephone number including area code-              (201) 854-7777
                                                 ------------------------------


                                 Not Applicable
         (Former name and former address, as changed since last report)
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ITEM 5.  OTHER EVENTS

On October 23, 1996, Nicholas Menonna, Jr., Chairman of the Board and Chief Executive Officer and Martin J. Sergi, President, Chief Financial Officer and Chief Operating Officer proposed to modify certain provisions of their employment contracts with respect to their bonuses for 1996, resulting in a significant reduction in their expected compensation. Under the original provisions of their contracts, their combined bonuses for 1996, based upon current earnings, would be in the range of $1,000,000. Under the modifications, Messrs. Menonna and Sergi will receive amounts not to exceed $145,000 each.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number        DESCRIPTION
--------------        -----------

99.1 Amendment to Employment Agreements between KTI, Inc. and Nicholas Menonna, Jr. and Martin J. Sergi

#10.18 Employment Agreement between KTI, Inc. and Nicholas Menonna, Jr. dated May 1, 1994.

#10.19 Employment Agreement between KTI, Inc. and Martin J. Sergi dated May 1, 1994.



# Incorporated by reference from the Company's Registration Statement on Form S-4 (Registration Statement No. 33-85234) declared effective on January 6, 1995.










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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KTI, Inc.
                                                  (Registrant)




Dated:    October 23, 1996            By:      /s/ Martin J. Sergi
                                              -------------------
                                              Name:  Martin J. Sergi
                                              Title: President
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                               EXHIBIT INDEX


Exhibit Number        DESCRIPTION
--------------        -----------

99.1 Amendment to Employment Agreements between KTI, Inc. and Nicholas Menonna, Jr. and Martin J. Sergi

#10.18 Employment Agreement between KTI, Inc. and Nicholas Menonna, Jr. dated May 1, 1994.

#10.19 Employment Agreement between KTI, Inc. and Martin J. Sergi dated May 1, 1994.



# Incorporated by reference from the Company's Registration Statement on Form S-4 (Registration Statement No. 33-85234) declared effective on January 6, 1995.